                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   8
     Statement of Assets and Liabilities.........   9
     Statement of Operations.....................  10
     Statement of Changes in Net Assets..........  11
     Financial Highlights........................  12
     Notes to Financial Statements...............  15

GIT SAR 5/97

                            LETTER TO SHAREHOLDERS




                                [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
April 25, 1997

Dear Shareholder,
  As mentioned in your previous report, VK/AC Holding, Inc., the parent com-pany of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we look forward to exploring the op-portunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on Jan-uary 2, 1997.
  More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. A proxy was mailed to you at the end of April that explained the transaction and asked for your vote of approval. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprece-dented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW

  During the six-month reporting period, inflation remained low and the pace of economic growth moderated. Wholesale prices fell during the first quarter of 1997, and the producer price index grew over the six and 12 months ended in March by 0.3 and 1.6 percent, respectively. Excluding the volatile food and energy sectors, however, inflation at the wholesale level began to accelerate late in the reporting period.
  Several other indicators also signaled continuing economic growth. Retail sales and consumer confidence rose sharply, while the housing and manufactur-ing sectors rebounded after slowing late in 1996. Unemployment remained low at
5.2 percent in March, which led to the reemergence of mild upward pressure on wages.
  Strong consumer demand and the inflationary implications of higher labor costs led the Federal Reserve Board to raise its target for a key lending rate by 0.25 percent in March, the first hike in short-term interest rates in two years. This action is intended to deter potential inflation in the price of goods and services, which is intended to slow the pace of economic growth.

MARKET REVIEW

  Changing inflationary expectations and the Federal Reserve's boost in short-term interest rates moved bond yields in a moderate up-and-down pattern over the past six months. At the

                                       1                   Continued on page two
height of investor concerns about inflation in July, the yield on the Treasury's benchmark 30-year bond reached 7.2 percent. As the economy slowed and inflation remained benign, long-term yields gradually fell back to 6.64 percent by year-end. The Fed's move to raise interest rates in March, along with renewed signs of economic vitality, pushed the yield on 30-year Treasury bonds back up to 7.09 percent by the end of the reporting period.
  Reflecting mixed signals on inflation and interest rates, returns from the fixed-income market were lackluster. The Merrill Lynch Domestic Master Bond In-dex and the Merrill Lynch Intermediate-Term Government Index realized a 4.74 percent and 4.65 percent change, respectively, over the 12-month period ended March 31, 1997, with intermediate-term bonds outperforming longer-term issues. Lower-rated corporate bonds also outperformed other fixed-income investments, as investors felt comfortable enough to stretch for yield given the overall strength of the economy. For the year, long-term Treasury bonds gained approxi-mately 2.5 percent on a total-return basis. Treasury-bond losses might have been larger, but heavy foreign buying, especially among Japanese investors, helped control losses.

OUTLOOK

  We expect that renewed momentum in the U.S. economy will lead to additional but modest interest-rate hikes by the Federal Reserve. We do not believe that the threat of inflation is a serious concern. However, the presence of some warning signs, including strong job growth, high consumer confidence, and a mild upturn in employment costs, may indicate otherwise. In this environment, a moderate rise in interest rates is likely.
  In addition to the possibility of higher domestic rates, the risk of external shocks to the fixed-income market is growing. Monetary policy has been unusu-ally accommodative in many foreign countries. If these economies catch fire in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Because foreign investors have become the marginal buyers of American bonds, we believe that increased competition for the global fixed-in-come dollar also could exert mild downward pressure on bond prices over the year.
  Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1997

         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

                          A SHARES    B SHARES    C SHARES

 TOTAL RETURNS
 Six-month total return
   based on NAV/1/.......    2.05%       1.80%       1.80%
 Six-month total
   return/2/.............   (2.75%)     (2.15%)      0.81%
 One-year total return
   based on NAV/1/.......    3.68%       3.05%       3.05%
 One-year total return2..   (1.23%)     (0.83%)      2.08%
 Life-of-Fund average
 annual total return2....    3.45%/3/    3.52%/3/    2.96%
 Commencement Date....... 10/06/92    10/06/92    04/12/93

 DISTRIBUTION RATE AND
   YIELD
 Distribution Rate4......    6.61%       6.19%       6.19%
 SEC Yield5..............    5.65%       5.13%       5.12%

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

3Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the period end.

4Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

5SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO HIGHLIGHTS


         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

COUPON DISTRIBUTION AS OF MARCH 31, 1997

                             [GRAPH APPEARS HERE]

     Coupon Rate          Percentage of Long-Term Investments

        6-7                               10.8%
        7-8                               30.7%
        8-9                               13.2%
        9-10                              20.0%
        10 or More                        25.3%

PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                           [PIE CHARTS APPEAR HERE]

As of March 31, 1997
 . GNMA........................................ 20.2%
 . FNMA........................................ 16.4%
 . Treasury/Agency............................. 44.2%
 . CMO.........................................  9.7%
 . FHLMC.......................................  9.5%

As of September 30, 1996
 . GNMA........................................ 17.6%
 . FNMA........................................ 10.4%
 . Treasury/Agency............................. 48.0%
 . CMO......................................... 13.8%
 . FHLMC....................................... 10.2%

DURATION

                        AS OF MARCH 31, 1997        AS OF SEPTEMBER 30, 1996
     Duration                3.6 years                        4.2 years

                          PORTFOLIO MANAGEMENT REVIEW


         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME
We recently spoke with the management team of the Van Kampen American Capital U.S. Government Trust for Income about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended March 31, 1997.

THE FOLLOWING TERMS ARE LISTED IN THE ORDER IN WHICH YOU WILL FIND THEM IN THIS REPORT.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they re-ceive from homeowners paying off their mortgages). These securities are gener-ally issued by agencies of the U.S. government, such as Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), Federal National Mortgage Asso-ciation (FNMA or "Fannie Mae"), and Government National Mortgage Association (GNMA or "Ginnie Mae").

DURATION: Duration, which is expressed in years, is a measurement of a portfo-lio's price sensitivity to changes in interest rates. The longer a fund's du-ration, the greater the effect of interest rate movements on net asset value
(NAV). Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates are declining.

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from
7.00 to 6.65 percent, it would be considered a 35 basis point move.

YIELD CURVE: The relationship of yields to maturity for bonds of similar qual-ity but different maturities. For example, the yields of U.S. Treasury securi-ties maturing in 1, 5, 10, and 30 years, viewed together, will often reflect a pattern of increasing yield as maturity extends--Creating an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

 Q WHAT WERE THE KEY FACTORS AFFECTING THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

 A The mortgage-backed sector of the market did very well. For much of the period, there were no clear, sustained interest rate trends in either di-
rection, which tends to be a favorable environment for mortgage-backed securi-ties.

  Five-year Treasury yields drifted downward through the third quarter of 1996 and into the fourth quarter, reaching 5.84 percent. We maintained a longer du-ration, which benefited the Fund, until yields began an upward trend in early December. And, as yields began to rise, the Fund's duration was shortened. The five-year Treasury yield at the beginning of the reporting period was 6.45 percent and ended the period at 6.75 percent.

Much of the movement in rates can be attributed to the market's reaction to comments by Federal Reserve Board Chairman Alan Greenspan and to signs of strength in key economic indicators, such as job growth, personal income, wages, and consumer spending. The market reacted negatively to the Fed's 25-basis point increase in short-term interest rates on March 25, seeing it as the first step in the "preemptive tightening" alluded to earlier by Greenspan, and the market clearly expects further tightening to occur.


 Q   HOW DID YOU REACT TO THESE CONDITIONS IN MANAGING THE FUND?
     To take advantage of the strength in the mortgage sector, we moved to an overweighted position in mortgage-backed pass-through securities, such as
Ginnie Maes and Fannie Maes. By the end of March, approximately 56 percent of the portfolio's long-term investments were in mortgages.
  Also, in response to a flattening yield curve, we reduced our exposure to shorter-term Treasury securities. Within the Treasury component of the portfo-lio--which represents roughly 44 percent of long-term investments as of March 31, 1997--we underweighted the one- to five-year sector and overweighted the 30-year sector.
  The Fund's duration has been shortened steadily over the period to 3.6 years as of March 31, 1997, which is down from the period's high of 4.4 years in late November. Looking back, we could have moved more quickly to reduce the portfolio duration. When interest rates started moving back up in early Decem-ber, we shortened the duration to approximately 4.1 years. In response to the continued bearish tone, duration was reduced to 3.6 years by the end of Janu-ary. For additional Fund portfolio highlights, please refer to page four.

 Q   HOW DID THE FUND PERFORM WITHIN THIS MARKET ENVIRONMENT?
 A The Fund generated a total return of 2.05 percent/1/ (Class A shares at NAV) for the six months ended March 31, 1997. By comparison, the Merrill
Lynch Intermediate-Term Government Index posted a total return of 2.29 percent for the same period. This broad-based index attempts to measure the market performance of government securities with maturities between one and ten years. Please keep in mind that this index, which is unmanaged, does not re-flect in its performance any commissions or fees that would be paid by an in-vestor purchasing the securities it represents. In terms of current income, the Fund's distribution rate was 6.61 percent/3/ based upon the maximum offer-ing price of $8.40 as of March 31, 1997. Please refer to the chart on page three for additional Fund performance results.

 Q   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
 A We maintain a cautious stance and have positioned the portfolio with the expectation that we will see higher rates in the not-too-distant future.
We expect to see another 25-basis point rate hike by the Fed in the months ahead. Until gross domestic product growth and job growth show signs of slow-ing, the market should exert upward pressure on interest rates.

Inflation remains low, which is unusual at such a late stage of the business cycle, yet U.S. interest rates are much higher than those found in many foreign markets. The two-year U.S. government bond, for example, yields around 6.4 per-cent, while the equivalent security in Japan yields just 0.6 percent. This is an extreme example, of course, but a continuation of the differential between domestic and foreign yields should lend support to our market, which remains attractive to foreign investors. In this environment, we anticipate maintaining a defensive, shortened duration, and, if warranted, Treasury holdings will be reduced in favor of mortgage-backed issues. As always, our focus is to seek to provide investors with a high level of current income through all market conditions.


/s/ Peter W. Hegel               /s/ Ted V. Mundy

Peter W. Hegel                   Ted V. Mundy
Chief Investment Officer         Portfolio Manager
Fixed Income Investments



                                       7      Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                Coupon              Maturity Market Value
--------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS 9.6%
 $  3,054   Capstead Mortgage CMO,
            Series
            93-2CA3 (b).............    9.713%             08/25/23 $  3,109,396
    4,896   Prudential Home Mortgage
            Securities,
            Series 93-23A7 (b)......   10.000              06/25/08    5,070,688
   10,000   Salomon Brothers
            Mortgage Securities,
            Series 93-5A3 (b).......    7.364              10/25/23    9,978,100
                                                                    ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS............     18,158,184
                                                                    ------------
            UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 45.8%
    9,762   Federal Home Loan
            Mortgage Corp. Gold 30
            Year Pool...............    6.500  02/01/26 to 05/01/26    9,090,946
    8,970   Federal Home Loan
            Mortgage Corp. Gold 30
            Year Pool...............    7.500              02/01/26    8,824,080
    8,224   Federal National
            Mortgage Association 15
            Year Pool (b)...........    7.000              10/01/09    8,100,587
   11,164   Federal National
            Mortgage Association
            CMO, Series 94-87F (b)..    6.106              03/25/09   11,171,162
    9,833   Federal National
            Mortgage Association
            Pool....................    7.000  10/01/25 to 03/01/26    9,402,448
    1,987   Federal National
            Mortgage Association
            Pool....................    8.500  01/01/22 to 09/01/24    2,035,948
    9,351   Government National
            Mortgage Association
            Pool....................    7.500              01/15/26    9,164,155
   15,939   Government National
            Mortgage Association
            Pool....................    8.000  10/15/21 to 08/15/24   16,031,981
    6,482   Government National
            Mortgage Association
            Pool (b)................    8.500              12/15/17    6,761,835
    5,645   Government National
            Mortgage Association
            Pool....................    9.000  03/15/18 to 12/15/19    5,982,169
                                                                    ------------
            TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS....     86,565,311
                                                                    ------------
            UNITED STATES TREASURY OBLIGATIONS 44.0%
   12,500   United States Treasury
            Bonds (b)...............   10.750              08/15/05   15,482,375
   11,500   United States Treasury
            Bonds (b)...............    7.625              02/15/25   12,082,245
   22,000   United States Treasury
            Bonds (b)...............   11.625              11/15/02   26,926,020
   27,500   United States Treasury
            Bonds (b)...............    9.250              08/15/98   28,557,100
                                                                    ------------
            TOTAL UNITED STATES TREASURY OBLIGATIONS.............     83,047,740
                                                                    ------------
 TOTAL LONG-TERM INVESTMENTS 99.4%
  (Cost $193,508,557) (a)........................................    187,771,235
 REPURCHASE AGREEMENT 0.3%
  BankAmerica Securities ($490,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated
  03/31/97, to be sold on 04/01/97 at $490,086)..................        490,000
 OTHER ASSETS IN EXCESS OF LIABILITIES 0.3%......................        623,496
                                                                    ------------
 NET ASSETS 100.0%...............................................   $188,884,731
                                                                    ------------

(a) At March 31, 1997, cost for federal income tax purposes is $193,508,557; the aggregate gross unrealized appreciation is $848,941 and the aggregate gross unrealized depreciation is $6,609,764; resulting in net unrealized depreciation including open forward and futures contracts of $5,760,823.
(b) Assets segregated as collateral for open futures and forwards transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $193,508,557) (Note
1)...............................................................  $187,771,235
Short-Term Investments (Note 1)..................................       490,000
Cash.............................................................           625
Receivables:
 Securities Sold.................................................    26,639,334
 Interest........................................................     1,822,185
 Fund Shares Sold................................................        88,195
 Variation Margin on Futures (Note 5)............................         1,094
Unamortized Organizational Expenses (Note 1).....................         1,500
Other............................................................            98
                                                                   ------------
 Total Assets....................................................   216,814,266
                                                                   ------------
LIABILITIES:
Payables:
 Securities Purchased............................................    26,379,423
 Income Distributions............................................       638,932
 Fund Shares Repurchased.........................................       439,192
 Distributor and Affiliates (Notes 2 and 6)......................       192,055
 Forward Commitments (Note 5)....................................       108,919
 Investment Advisory Fee (Note 2)................................        97,986
Accrued Expenses.................................................        52,799
Deferred Compensation and Retirement Plans (Note 2)..............        20,229
                                                                   ------------
 Total Liabilities...............................................    27,929,535
                                                                   ------------
NET ASSETS.......................................................  $188,884,731
                                                                   ------------
NET ASSETS CONSIST OF:
Capital (Note 3).................................................  $243,463,098
Accumulated Distributions in Excess of Net Investment Income.....      (142,996)
Net Unrealized Depreciation on Securities........................    (5,760,823)
Accumulated Net Realized Loss on Securities......................   (48,674,548)
                                                                   ------------
NET ASSETS.......................................................  $188,884,731
                                                                   ------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $41,273,218 and 5,156,643 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $       8.00
 Maximum sales charge (4.75%* of offering price).................           .40
                                                                   ------------
 Maximum offering price to public................................  $       8.40
                                                                   ------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $132,541,094 and 16,569,623 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $       8.00
                                                                   ------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $15,070,419 and 1,884,235 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $       8.00
                                                                   ------------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $ 8,059,436
                                                                    -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $52,528, $713,464 and $84,494, respectively) (Note 6)...      850,486
Investment Advisory Fee (Note 2)..................................      610,085
Shareholder Services (Note 2).....................................      182,348
Legal (Note 2)....................................................       13,767
Custody...........................................................       12,824
Trustees Fees and Expenses (Note 2)...............................        9,369
Amortization of Organizational Expenses (Note 1)..................        1,500
Other ............................................................      149,290
                                                                    -----------
 Total Expenses...................................................    1,829,669
 Less Expenses Reimbursed.........................................        1,300
                                                                    -----------
 Net Expenses.....................................................    1,828,369
                                                                    -----------
NET INVESTMENT INCOME.............................................  $ 6,231,067
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments .....................................................  $  (682,469)
 Futures..........................................................      113,825
 Forward Commitments..............................................      (40,648)
                                                                    -----------
Net Realized Loss on Securities...................................     (609,292)
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................   (4,183,278)
                                                                    -----------
 End of the Period:
 Investments......................................................   (5,737,322)
 Futures..........................................................       85,418
 Forward Commitments..............................................     (108,919)
                                                                    -----------
                                                                     (5,760,823)
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period.......   (1,577,545)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES....................  $(2,186,837)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $ 4,044,230
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

 For the Six Months Ended March 31, 1997 and the Year Ended September 30, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------

                                          Six Months Ended          Year Ended
                                            March 31, 1997  September 30, 1996
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................      $  6,231,067        $ 15,824,780
Net Realized Loss on Securities.........          (609,292)         (3,776,806)
Net Unrealized Depreciation on
 Securities During the Period...........        (1,577,545)         (4,230,410)
                                              ------------        ------------
Change in Net Assets from Operations....         4,044,230           7,817,564
                                              ------------        ------------
Distributions from Net Investment
 Income:
 Class A Shares.........................        (1,497,847)         (3,792,860)
 Class B Shares.........................        (4,354,732)        (10,629,590)
 Class C Shares.........................          (516,438)         (1,389,674)
                                              ------------        ------------
                                                (6,369,017)        (15,812,124)
                                              ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..............................        (2,324,787)         (7,994,560)
                                              ------------        ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............         4,113,351          14,763,888
Net Asset Value of Shares Issued Through
Dividend Reinvestment...................         2,607,669           6,411,519
Cost of Shares Repurchased..............       (30,136,348)        (97,053,619)
                                              ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS............................       (23,415,328)        (75,878,212)
                                              ------------        ------------
TOTAL DECREASE IN NET ASSETS............       (25,740,115)        (83,872,772)
NET ASSETS:
Beginning of the Period.................       214,624,846         298,497,618
                                              ------------        ------------
End of the Period (Including accumulated
 distributions in excess of net
 investment income of $142,996 and
 $5,046, respectively)..................      $188,884,731        $214,624,846
                                              ------------        ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                           October 6, 1992
                                            Year Ended September             (Commencement
                          Six Months Ended           30,                     of Investment
                                 March 31,  ----------------------          Operations) to
Class A Shares                        1997    1996    1995    1994  September 30, 1993 (a)
---------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the
 Period.................            $8.108   $8.38   $8.17   $9.26                   $9.43
                                    ------  ------  ------ -------                  ------
 Net Investment Income..              .273    .565     .63     .67                     .81
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........             (.099)  (.274)    .23 (1.0085)                 (.1795)
                                    ------  ------  ------ -------                  ------
Total from Investment
Operations..............              .174    .291     .86  (.3385)                  .6305
                                    ------  ------  ------ -------                  ------
Less:
 Distributions from Net
  Investment Income.....              .278    .563    .645    .674                   .8005
 Distributions from Net
  Realized Gain on
  Securities............               -0-     -0-    .005   .0775                     -0-
                                    ------  ------  ------ -------                  ------
Total Distributions.....              .278    .563     .65   .7515                   .8005
                                    ------  ------  ------ -------                  ------
Net Asset Value, End of
the Period..............            $8.004  $8.108   $8.38   $8.17                   $9.26
                                    ------  ------  ------ -------                  ------
Total Return (b)........             2.05%*  3.57%  10.97%  (3.82%)                  8.07%(c)
Net Assets at End of the
 Period (In millions)...             $41.3   $45.2   $70.2   $75.3                   $92.4
Ratio of Expenses to
 Average Net Assets (d).             1.18%   1.13%   1.09%   1.07%                   1.07%
Ratio of Net Investment
 Income to Average Net
 Assets (d).............             6.69%   6.83%   7.67%   7.89%                   8.71%
Portfolio Turnover......               18%*   282%    262%    122%                    281%*

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993 without annualization.
(d) For the six months ended March 31, 1997, the impact of expenses reimbursed by VKAC was less than 0.01% of average net assets. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.15% and 8.64%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                                           October 6, 1992
                                            Year Ended September             (Commencement
                          Six Months Ended           30,                     of Investment
                                 March 31,  ----------------------          Operations) to
Class B Shares                        1997    1996    1995    1994  September 30, 1993 (a)
---------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.            $8.104   $8.38   $8.17   $9.26                   $9.43
                                    ------  ------  ------ -------                  ------
 Net Investment Income..              .241    .504     .57     .61                     .70
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........             (.099)  (.277)   .228 (1.0205)                 (.1475)
                                    ------  ------  ------ -------                  ------
Total from Investment
Operations..............              .142    .227    .798  (.4105)                  .5525
                                    ------  ------  ------ -------                  ------
Less:
 Distributions from Net
  Investment Income.....              .247    .503    .583    .602                   .7225
 Distributions from Net
  Realized Gain on
  Securities............               -0-     -0-    .005   .0775                     -0-
                                    ------  ------  ------ -------                  ------
Total Distributions.....              .247    .503    .588   .6795                   .7225
                                    ------  ------  ------ -------                  ------
Net Asset Value, End of
the Period..............            $7.999  $8.104   $8.38   $8.17                   $9.26
                                    ------  ------  ------ -------                  ------
Total Return (b)........             1.80%*  2.70%  10.14%  (4.61%)                  7.24%(c)
Net Assets at End of the
Period (In millions)....            $132.5  $150.8  $200.2  $226.7                  $242.8
Ratio of Expenses to
Average Net Assets (d)..             1.95%   1.89%   1.85%   1.82%                   1.81%
Ratio of Net Investment
Income to Average Net
Assets (d)..............             5.92%   6.08%   6.92%   7.11%                   7.70%
Portfolio Turnover......               18%*   282%    262%    122%                    281%*

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993 without annualization.
(d) For the six months ended March 31, 1997, the impact of expenses reimbursed by VKAC was less than 0.01% of average net assets. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.89% and 7.62%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                            Year Ended September            April 12, 1993
                          Six Months Ended           30,                     (Commencement
                                 March 31,  ----------------------     of Distribution) to
Class C Shares                        1997    1996    1995    1994  September 30, 1993 (a)
-------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the
 Period.................            $8.104   $8.38   $8.17   $9.25                   $9.41
                                    ------  ------  ------ -------                  ------
 Net Investment Income..              .240    .502     .57     .63                     .33
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........             (.099)  (.275)   .228 (1.0305)                 (.1561)
                                    ------  ------  ------ -------                  ------
Total from Investment
Operations..............              .141    .227    .798  (.4005)                  .1739
                                    ------  ------  ------ -------                  ------
Less:
 Distributions from Net
  Investment Income.....              .247    .503    .583    .602                   .3339
 Distributions from Net
  Realized Gain on
  Securities............               -0-     -0-    .005   .0775                     -0-
                                    ------  ------  ------ -------                  ------
Total Distributions.....              .247    .503    .588   .6795                   .3339
                                    ------  ------  ------ -------                  ------
Net Asset Value, End of
the Period..............            $7.998  $8.104   $8.38   $8.17                   $9.25
                                    ------  ------  ------ -------                  ------
Total Return (b)........             1.80%*  2.70%  10.14%  (4.51%)                  2.10%*
Net Assets at End of the
 Period (In millions)...             $15.1   $18.6   $28.1   $37.5                   $37.8
Ratio of Expenses to
 Average Net Assets (c).             1.95%   1.89%   1.85%   1.82%                   1.76%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............             5.92%   6.08%   6.94%   7.08%                   7.26%
Portfolio Turnover......               18%*   282%    262%    122%                    281%*

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) For the six months ended March 31, 1997, the ratios of expenses and net investment income to average net assets would have been 1.95% and 5.93%, respectively, had VKAC not reimbursed certain expenses of the fund. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.83% and 7.18%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          March 31, 1997 (Unaudited)

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced invest-ment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At March 31, 1997, there were no when issued or delayed delivery purchase commitments.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies ad-vised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agree-ments. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry

                          March 31, 1997 (Unaudited)

-------------------------------------------------------------------------------
transfer to the account of the custodian bank. The seller is required to main-tain the value of the underlying security at not less than the repurchase pro-ceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable securi-ty. Premiums on debt securities are not amortized. Market discounts are recog-nized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. ORGANIZATIONAL EXPENSES-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over the 60 month period ending September 30, 1997. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized orga-nizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capi-tal gains. At September 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $45,290,497 which will expire between Septem-ber 30, 2003 and September 30, 2004. Net realized loss differs for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and gains recognized for tax purposes on open futures positions at September 30, 1996.

F. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Distributions from net realized gains for book purposes may in-clude short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

                          March 31, 1997 (Unaudited)

-------------------------------------------------------------------------------
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, pay-able monthly, of .60% of the Fund's average daily net assets.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Il-linois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended March 31, 1997, the Fund recognized expenses of ap-proximately $21,500 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 1997, the Fund recognized expenses of approximately $134,700, representing ACCESS' cost of providing transfer agency and shareholder serv-ices plus a profit.
  Additionally, for the six months ended March 31, 1997, the Fund paid VKAC approximately $17,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder servicing resulting from the consolida-tion.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the year ended Sep-tember 30, 1996, VKAC reimbursed the Fund for expenses related to the retire-ment plan.
  At March 31, 1997, VKAC owned 5,302 shares each of Classes A and B, respec-tively, and 53 shares of Class C.

                          March 31, 1997 (Unaudited)

-------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlim-ited number of shares of each class authorized.
  At March 31, 1997, capital aggregated $53,546,114, $168,578,884 and
$21,338,100 for Classes A, B and C, respectively. For the six months ended March 31, 1997, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................    228,623  $  1,870,121
 Class B.............................................    246,303     2,013,789
 Class C.............................................     28,041       229,441
                                                      ----------  ------------
Total Sales..........................................    502,967  $  4,113,351
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................     75,177  $    613,549
 Class B.............................................    213,955     1,744,687
 Class C.............................................     30,577       249,433
                                                      ----------  ------------
Total Dividend Reinvestment..........................    319,709  $  2,607,669
                                                      ----------  ------------
Repurchases:
 Class A.............................................   (723,353) $ (5,910,195)
 Class B............................................. (2,499,581)  (20,399,333)
 Class C.............................................   (469,065)   (3,826,820)
                                                      ----------  ------------
Total Repurchases.................................... (3,691,999) $(30,136,348)
                                                      ----------  ------------

                          March 31, 1996 (Unaudited)

-------------------------------------------------------------------------------

  At September 30, 1996, capital aggregated $56,972,639, $185,219,741 and
$24,686,046 for Classes A, B and C, respectively. For the year ended September 30, 1996, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A............................................     549,325  $  4,588,334
 Class B............................................     953,675     7,950,236
 Class C............................................     266,808     2,225,318
                                                     -----------  ------------
Total Sales.........................................   1,769,808  $ 14,763,888
                                                     -----------  ------------
Dividend Reinvestment:
 Class A............................................     182,960  $  1,516,218
 Class B............................................     509,206     4,213,922
 Class C............................................      82,271       681,379
                                                     -----------  ------------
Total Dividend Reinvestment.........................     774,437  $  6,411,519
                                                     -----------  ------------
Repurchases:
 Class A............................................  (3,531,939) $(29,385,104)
 Class B............................................  (6,746,410)  (55,996,788)
 Class C............................................  (1,403,810)  (11,671,727)
                                                     -----------  ------------
Total Repurchases................................... (11,682,159) $(97,053,619)
                                                     -----------  ------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

                          March 31, 1997 (Unaudited)

-------------------------------------------------------------------------------
  For the six months ended March 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,700 and CDSC on redeemed shares of approximately $267,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward purchase commitments, were $35,517,792 and $57,537,786, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio hold-ings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on secu-rities. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of this underlying security.
  Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These con-tracts are generally used to manage the portfolio's effective maturity and du-ration.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                          March 31, 1997 (Unaudited)

-------------------------------------------------------------------------------
  Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 1997, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at September 30, 1996....................................       150
Futures Opened.......................................................     1,796
Futures Closed.......................................................    (1,711)
                                                                         ------
Outstanding at March 31, 1997........................................       235
                                                                         ------

  The futures contracts outstanding as of March 31, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                    UNREALIZED
                                                                 APPRECIATION/
                                                       CONTRACTS  DEPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Long Bond Future
  June 1997--Buys to Open.............................        40     $(133,004)
5-Year U.S. Treasury Note Future
  June 1997--Sells to Open............................       155       146,800
10-Year U.S. Treasury Note Future
  June 1997--Sells to Open............................        40        71,622
                                                             ---     ---------
                                                             235     $  85,418
                                                             ---     ---------

                          March 31, 1997 (Unaudited)

-------------------------------------------------------------------------------

B. FORWARD COMMITMENTS-The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains suffi-cient collateral of cash or securities in a segregated account with its custo-dian. The following forward commitments were outstanding as of March 31, 1997:

  Par Amount                              Expiration  Original     Current                  Unrealized
     (000)            Description            Date       Value       Value    Appreciation/Depreciation
------------------------------------------------------------------------------------------------------
 Buys to Open
  $50,000      U.S. T-Note, 8.625%,
               08/15/97 maturity           04/24/97  $50,486,328 $50,429,500          $(56,828)
    5,000      FHLMC Gold, 15 Yr.,
               7.50%, 12/31/23 maturity    04/15/97    5,040,625   5,010,950           (29,675)
    5,000      FHLMC Gold, 15 Yr.,
               6.00%, 12/31/23 maturity    04/15/97    4,825,000   4,709,400          (115,600)
    5,000      FNMA Balloon, 7 Yr.,
               7.00%, 12/31/23 maturity    04/21/97    4,993,750   4,954,700           (39,050)
 Sells to Open
   28,000      U.S. T-Note, 5.625%,
               01/31/98 maturity           04/24/97   27,921,250  27,891,360            29,890
    5,000      FHLMC Gold, 30 Yr.,
               7.50%, 12/31/23 maturity    04/10/97    4,960,156   4,918,750            41,406
    5,000      FNMA, 7.00%, 12/31/23
               maturity                    04/10/97    4,842,188   4,781,250            60,938
                                                                                     ---------
                                                                                     $(108,919)
                                                                                     ---------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1997, are payments to VKAC of approxi-mately $547,300.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as indepen-dent public accountants. With regard to the approval of a new investment advi-sory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 18,984,376 shares voted for the proposal, 306,432 shares voted against and 1,356,430 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to invest-ment in other investment companies, 13,225,134 shares voted for the proposal, 426,447 shares voted against and 1,395,858 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 19,068,912 shares voted for the proposal, 233,791 shares voted against and 1,344,534 shares abstained.

         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
                                    *"Interested" persons of the Fund, as de-fined in the
                                    Investment Company Act of 1940.

                                    (C)Van Kampen American Capital Distribu-tors, Inc., 1997
                                     All rights reserved.

                                    SMdenotes a service mark of
                                     Van Kampen American Capital Distributors,
                                     Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1997, the report must be accompanied by a quarterly performance update, if applicable.